As filed with the Securities and Exchange Commission on June 3, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04581

CORNERCAP GROUP OF FUNDS
The Peachtree, Suite 1700
1355 Peachtree Street NE
Atlanta, GA 30309

Gino Malaspina
Atlantic Fund Services, LLC
Three Canal Plaza, Suite 600
Portland, ME 04101

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 – March 31, 2019
ITEM 1. REPORT TO STOCKHOLDERS.

Table of Contents

Manager’s Report to Shareholders	1
CornerCap Balanced Fund	6
CornerCap Small-Cap Value Fund	9
CornerCap Large/Mid-Cap Value Fund	12
Fund Expenses	15
Schedule of Investments	17
CornerCap Balanced Fund	17
CornerCap Small-Cap Value Fund	24
CornerCap Large/Mid-Cap Value Fund	32
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	40
CornerCap Balanced Fund	40
CornerCap Small-Cap Value Fund	41
CornerCap Large/Mid-Cap Value Fund	43
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	54
Additional Information	55

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Dear Shareholders,

Our investors “enjoyed” a wild ride last year that essentially ended near where it started. After experiencing the historical calm of 2017, market volatility increased to nearer-normal in 2018. Of course, we ended our fiscal year with two quarters of extreme volatility. The following returns are after all costs:

	1 Yr	5 Yr	10 Yr
CORNERCAP BALANCED
CBLFX	1.54%	4.46%	9.48%
Combined 60% Russell 1000 Value Index, 40% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	5.40%	5.62%	10.08%
CORNERCAP LARGE/MID-CAP VALUE
CMCRX	0.32%	5.84%	13.62%
Russell 1000 Value Index	5.67%	7.72%	14.52%
CORNERCAP SMALL-CAP VALUE – INVESTOR SHARES
CSCVX	-0.99%	6.35%	16.35%
Russell 2000 Value Index	0.17%	5.59%	14.12%

Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain performance as of the most recent month end, please call (888) 813-8637. The investment return and principal value of your investment will fluctuate, so investors' shares, when redeemed, may be worth more or less than their original cost. The gross expense ratios for the funds are as follows: 1.30% for CSCVX and CMCRX, and 1.22% for CBLFX. The Funds charge a 1.00% redemption fee for shares redeemed within 60 days of purchase.

You will recall that the equity market experienced a material drop in the quarter ending 12/31/18, with various indices down 13% to 20%. Since WWII the S&P 500 Index had 20 quarters with -10% or worse returns (see chart below). The quarter ending 12/31/18 was the 11th worst over this 70-plus year period. Why did this happen? We believe that investors were getting nervous after nine consecutive recession-proof, up-market years. They were also possibly spooked by a fear of slowing earnings expectations, fearful Fed expectations, and of the on-going foreign trade negotiations.

Annual Report | March 31, 2019	1

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

		Forward Performance
Quarter Ending	Quarter Return	1 Quarter	1 Year	3 Year Cumulative	5 Year Cumulative
9/30/1974	-25.2%	9.4%	38.1%	72.9%	118.0%
12/31/1987	-22.5%	5.7%	16.6%	48.6%	108.6%
12/31/2008	-21.9%	-11.0%	26.4%	48.6%	128.1%
6/29/1962	-20.6%	3.7%	31.1%	69.1%	94.7%
6/30/1970	-18.0%	16.9%	41.8%	57.4%	56.2%
9/30/1946	-18.0%	3.7%	6.3%	26.8%	125.0%
9/30/2002	-17.3%	8.4%	24.4%	59.0%	105.0%
9/28/2001	-14.7%	10.7%	-20.5%	12.6%	40.0%
9/30/2011	-13.9%	11.8%	30.2%	86.0%	113.4%
9/28/1990	-13.8%	8.9%	31.1%	64.5%	121.2%
12/31/2018	-13.5%	n/a	n/a	n/a	n/a
6/28/2002	-13.4%	-17.3%	0.2%	26.9%	66.2%
3/30/2001	-11.9%	5.9%	0.2%	1.9%	21.4%
6/30/2010	-11.4%	11.3%	30.7%	66.2%	122.4%
3/31/2009	-11.0%	15.9%	49.7%	87.9%	161.0%
9/30/1975	-11.0%	8.6%	30.4%	40.1%	91.2%
9/30/1981	-10.2%	6.9%	9.9%	66.2%	150.6%
9/30/1998	-10.0%	21.3%	27.8%	6.2%	5.1%

Source: CornerCap, Bloomberg

In addition to the horror, the above table attempts to quantify an important part of the process for being successful with investing. Immediately following the 20 worst quarters, only two of the next quarter returns were down and none of the three and five year returns were down. We remain focused on realizing long term gains for our fund Shareholders. After experiencing the near term pain shown above, we believe that the probabilities for a long term gain are meaningful and that it’s important to stay with the plan of “rounding up” and staying the course.

At CornerCap, we use probabilities to drive almost all of our investment decisions. The many attributes that are part of the marketplace move through cycles of varying duration and magnitude. These attributes (or valuation characteristics) have measurable correlations to a stock’s return, to each other, to the aggregate market and even to themselves over time. We have been measuring these correlations and valuation extremes over multi-decades of market cycles. Here is how we view the probabilities for successful investment decisions at this time and over time.

2	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Long Term Tilt

What we do at the philosophical (or macro) level is based on what we believe will perform most effectively over multiple market cycles – the very long term. What wins over time? Based on the Morningstar data from 1970 to 2018 (48 years), Value investments have outperformed Growth investments. And with regard to size, bigger is not always better – see chart below. In 2018 and, actually, in most years since the 2008/09 crash, this tilt toward Value and Smaller has worked against us. While no one can exactly time the optimum peaks and valleys, we are currently doing significant research to better hone our target ranges over the varying market cycles.

Risk as represented by standard deviation

Size Tilt

The growth of capitalization-weighted index funds over the last 10-years has significantly driven up the price of the larger stocks in each of the market indices. We believe that the valuations for these higher capitalization stocks have moved towards a risky extreme. As noted above, we have a long-term preference for owning stocks that are not the largest, offering meaningful capacity and flexibility for future growth – trees do not grow to the sky. To accomplish this preference,

Annual Report | March 31, 2019	3

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

typically our large/mid-cap fund (CMCRX) holds equally-weighted stocks, and our small cap fund (CSCVX) cannot hold the larger companies in that space, as is the case for many funds. In this regard, we believe that our portfolios are well positioned going forward.

Style Tilt

Philosophically, we have maintained a Value oriented tilt with our equity research. Compared to a Growth style, Value is generally considered more conservative, has realized higher returns over time (see earlier chart), and typically depends more on current actual data than on less dependable forecasted data. In recent years, especially in 2018 and 2015, higher multiple Growth stocks have generated higher returns. This has hurt our more recent relative-to-market performance.

As we do with the size factor noted earlier, we also measure the cycle extremes for the style factor – see chart below. This chart measures the spread (or difference) between our Value preference Buy list (top 30% of universe) and the more Growth oriented Sells (bottom 30% of universe). Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® “Alpha Composite” and “Financial Warnings Overlay”. The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The Financial Warnings Overlay is then applied to the investible universe of stocks using a separate set of risk factors. The return for the Buy list has averaged 11.6% higher than the annual return for the Sell list. The Buys have at least exceeded the Sells 90% of the time. As you can see with the recent spreads, the Sells have been materially outperforming the Buys, causing the Value stocks to be much more attractive. This recently measured another two standard deviation event, similar to the two extremes that we observed in the Tech Bubble 20-years ago.

Source: CornerCap March 31, 2019

4	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

We have been and will continue to be fully focused on innovative and probabilistic investment research that we believe may enhance returns for our shareholders. We have touched on some of our research in this report. We are committed to growing our alpha-returns over time, and we appreciate your investment in our mutual fund company.

CornerCap Investment Counsel	March 31, 2019

The views in this letter reflect the opinions of CornerCap Group of Funds as of March 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding each fund’s investment methodology and do not constitute investment advice. Past performance does not guarantee future results.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The balanced fund is subject to the same risks as the underlying bonds in its portfolio, such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline. If a Fund invests in ETFs (Exchange-Traded Funds), it will be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

Price/earnings (P/E) ratio is the valuation of a company’s current share price relative to company earning. Standard deviation is a measure of the volatility of returns. In general, the higher the standard deviation, the greater the volatility of the return.

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Manager’s Report to Shareholders (Unaudited)

March 31, 2019

CORNERCAP BALANCED FUND

Investment Performance through March 31, 2019 (In Thousands)

Total Return
for the period ended March 31, 2019

	1 Year	5 Year	10 Year	Since Inception(a)	Gross Expense Ratio	Net Expense Ratio(b)
CornerCap Balanced Fund (c)	1.54%	4.46%	9.48%	5.62%	1.22%	1.02%
Combined 60% Russell 1000 Value Index, 40% Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index	5.40%	5.62%	10.08%	6.81%
Russell 1000 Value Index(d)	5.67%	7.72%	14.52%	7.79%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index(e)	4.24%	2.12%	3.14%	4.58%

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Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Call 888-813-8637 for month-end performance figures.

(a)	The Balanced Fund began operations on May 24, 1997.

(b)	CornerCap Investment Counsel, Inc. (the "Adviser") has entered into a contractual agreement with the Balanced Fund under which it has agreed to waive fees and reimburse the Balanced Fund, for "Total Annual Fund Operating Expenses" (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%. To the extent the Balanced Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2019, without the Board of Trustees' approval.

(c)	The Balanced Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.

(d)	The Russell 1000® Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(e)	The Barclays Capital U.S. Intermediate Government/Credit Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Annual Report | March 31, 2019	7

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Sector Allocation as a Percentage of Total Investments at March 31, 2019*

*	These allocations may not reflect the current or future position of the portfolio.

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Manager’s Report to Shareholders (Unaudited)

March 31, 2019

CORNERCAP SMALL-CAP VALUE FUND

Investment Performance through March 31, 2019 (In Thousands)

Total Return

for the period ended March 31, 2019

	1 Year	5 Year	10 Year	Since Inception(a)	Expense Ratio
CornerCap Small-Cap Value Fund -- Investor Shares(b)	(0.99)%	6.35%	16.35%	9.41%	1.30%(c)
CornerCap Small-Cap Value Fund -- Institutional Shares(b)(d)	(0.68)%	6.58%	16.47%	9.45%	1.00%
Russell 2000 Value Index(e)	0.17%	5.59%	14.12%	10.51%
Russell 2000 Index(f)	2.05%	7.05%	15.36%	9.64%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction

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Manager’s Report to Shareholders (Unaudited)

March 31, 2019

of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Call 888-813-8637 for month-end performance figures.

(a)	The Small-Cap Value Fund’s Investor Shares began operations on September 30, 1992 and the Institutional Shares began operations on December 29, 2015.
(b)	The Small-Cap Value Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(c)	The total Annual Fund Operating Expenses (gross) are 1.30%. CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Small-Cap Value Fund – Investor Shares under which it has agreed to waive fees and reimburse the Small-Cap Value Fund – Investor Shares for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.30%. To the extent the Small-Cap Value Fund – Investor Shares incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2019, without the Board of Trustees’ approval.
(d)	The Small-Cap Value Fund’s Institutional Shares performance for the 5-year, 10-year and since inception periods are blended average returns which include the returns of the Investor Shares prior to commencement of operations of the Institutional Shares.
(e)	The Russell 2000® Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.
(f)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

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Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Sector Allocation as a Percentage of Total Investments at March 31, 2019*

*	These allocations may not reflect the current or future position of the portfolio.

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Manager’s Report to Shareholders (Unaudited)

March 31, 2019

CORNERCAP LARGE/MID-CAP VALUE FUND

Investment Performance through March 31, 2019 (In Thousands)

Total Return
for the period ended March 31, 2019

	1 Year	5 Year	10 Year	Since Inception(a)	Gross Expense Ratio	Expense Ratio(b)
CornerCap Large/Mid-Cap Value Fund(c)	0.32%	5.84%	13.62%	3.60%	1.30%	1.00%
Russell 1000 Value Index(d)	5.67%	7.72%	14.52%	6.99%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

12	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Call 888-813-8637 for month-end performance figures.

(a)	Effective July 29, 2010, the CornerCap Contrarian Fund changed its name to the CornerCap Large/Mid-Cap Value Fund. The CornerCap Large/Mid-Cap Value Fund maintains the same investment objective as the CornerCap Contrarian Fund: long-term capital appreciation. Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which was a private, unregistered fund managed by CornerCap Investment Counsel, Inc. (the “Adviser”) that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.
(b)	The Adviser has contractually agreed to waive fees and reimburse the Large/Mid-Cap Value Fund for "Total Annual Fund Operating Expenses" (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%. The contractual agreement cannot be terminated prior to August 1, 2019, without the Board of Trustees' approval.
(c)	The Large/Mid-Cap Value Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(d)	The Russell 1000® Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Annual Report | March 31, 2019	13

Manager’s Report to Shareholders (Unaudited)

March 31, 2019

Sector Allocation as a Percentage of Total Investments at March 31, 2019*

*	These allocations may not reflect the current or future position of the portfolio.

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Fund Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including wire fees, redemption fees, and low balance fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees, redemption fees, and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | March 31, 2019	15

Fund Expenses (Unaudited)

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period(a)
CornerCap Balanced Fund
Actual	$1,000.00	$991.89	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04
CornerCap Small-Cap Value Fund
Investor Shares
Actual	$1,000.00	$920.16	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54
Institutional Shares
Actual	$1,000.00	$921.58	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04
CornerCap Large/Mid-Cap Value Fund
Actual	$1,000.00	$967.80	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

(a)	These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio is 1.00% for CornerCap Balanced Fund, 1.30% for CornerCap Small-Cap Value Fund — Investor Shares, 1.00% for CornerCap Small-Cap Value Fund — Institutional Shares and 1.00% for CornerCap Large/Mid-Cap Value Fund, respectively. The dollar amounts shown as “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (182), then divided by 365.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Funds do not charge any account maintenance fees or sales load, but do charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however, that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act.

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Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Shares	Fair Value
COMMON STOCK (59.4%)
Aerospace & Defense (1.1%)
Northrop Grumman Corp.	705	$190,068
United Technologies Corp.	1,595	205,580
		395,648
Banks (4.8%)
Capital One Financial Corp.	2,270	185,436
Citigroup, Inc.	2,820	175,460
Citizens Financial Group, Inc.	6,095	198,088
Fifth Third Bancorp	7,030	177,297
Huntington Bancshares, Inc.	14,800	187,664
JPMorgan Chase & Co.	1,915	193,856
KeyCorp	11,615	182,936
SunTrust Banks, Inc.	3,005	178,046
Wells Fargo & Co.	3,945	190,622
		1,669,405
Biotechnology (1.4%)
Alexion Pharmaceuticals, Inc. (a)	1,390	187,900
Amgen, Inc.	950	180,481
Biogen, Inc. (a)	555	131,191
		499,572
Building Materials (1.6%)
DR Horton, Inc.	4,695	194,279
Johnson Controls International PLC	5,210	192,457
PulteGroup, Inc.	6,215	173,772
		560,508
Chemicals (1.4%)
Celanese Corp., Class A	1,765	174,047
Eastman Chemical Co.	2,120	160,866
LyondellBasell Industries NV, Class A	1,930	162,274
		497,187
Computers (2.7%)
Cognizant Technology Solutions Corp., Class A	2,715	196,702
DXC Technology Co.	2,755	177,174
Fidelity National Information Services, Inc.	1,890	213,759
HP, Inc.	7,785	151,262
Leidos Holdings, Inc.	2,840	182,016
		920,913
Diversified Financial Services (3.6%)
Alliance Data Systems Corp.	865	151,358
Ameriprise Financial, Inc.	1,380	176,778
Bank of America Corp.	7,060	194,785

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	17

Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Shares	Fair Value
Diversified Financial Services (3.6%) (continued)
E*TRADE Financial Corp.	3,825	$177,595
Invesco, Ltd.	7,970	153,901
Morgan Stanley	4,315	182,093
Synchrony Financial	6,605	210,699
		1,247,209
Electric (2.7%)
CenterPoint Energy, Inc.	6,030	185,121
Duke Energy Corp.	2,100	189,000
Evergy, Inc.	3,495	202,885
Exelon Corp.	3,705	185,732
Vistra Energy Corp.	7,180	186,895
		949,633
Entertainment (0.6%)
Royal Caribbean Cruises, Ltd.	1,815	208,035

Food (3.0%)
General Mills, Inc.	4,525	234,169
Kellogg Co.	3,390	194,518
The J.M. Smucker Co.	1,930	224,845
The Kroger Co.	7,450	183,270
Tyson Foods, Inc., Class A	2,815	195,445
		1,032,247
Forest Products & Paper (0.5%)
International Paper Co.	3,845	177,908

Healthcare Products (0.5%)
Medtronic PLC	2,065	188,080

Healthcare Services (1.5%)
Centene Corp. (a)	2,940	156,114
UnitedHealth Group, Inc.	770	190,390
Universal Health Services, Inc., Class B	1,395	186,609
		533,113
Insurance (3.6%)
Aflac, Inc.	4,030	201,500
Hartford Financial Services Group, Inc.	3,780	187,942
Lincoln National Corp.	2,900	170,230
Principal Financial Group, Inc.	3,570	179,178
Prudential Financial, Inc.	1,750	160,790
The Allstate Corp.	2,090	196,836
Unum Group	4,905	165,936
		1,262,412

The accompanying notes to financial statements are an integral part of these financial statements.

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Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Shares	Fair Value
Machinery - Construction & Mining (0.5%)
Caterpillar, Inc.	1,325	$179,524

Machinery - Diversified (0.7%)
Dover Corp.	2,385	223,713

Media (1.0%)
CBS Corp., Class B	3,865	183,704
Viacom, Inc., Class B	6,375	178,946
		362,650
Miscellaneous Manufacturing (2.1%)
Eaton Corp. PLC	2,390	192,539
Parker-Hannifin Corp.	1,150	197,363
Steel Dynamics, Inc.	4,745	167,356
WestRock Co.	4,655	178,519
		735,777
Oil & Gas (4.3%)
Chevron Corp.	1,625	200,167
Devon Energy Corp.	6,660	210,190
Exxon Mobil Corp.	2,325	187,860
Marathon Oil Corp.	10,715	179,048
Marathon Petroleum Corp.	3,060	183,141
Occidental Petroleum Corp.	2,755	182,381
Phillips 66	1,980	188,437
Valero Energy Corp.	2,140	181,536
		1,512,760
Pharmaceuticals (3.9%)
AbbVie, Inc.	2,350	189,387
Allergan PLC	1,340	196,189
Bristol-Myers Squibb Co.	3,720	177,481
Johnson & Johnson	1,340	187,319
McKesson Corp.	1,570	183,784
Merck & Co., Inc.	2,550	212,084
Pfizer, Inc.	4,705	199,821
		1,346,065
Real Estate Investment Trusts (2.8%)
American Campus Communities, Inc. REIT	2,695	128,228
Douglas Emmett, Inc. REIT	2,815	113,782
Highwoods Properties, Inc. REIT	2,945	137,767
Mid-America Apartment Communities, Inc. REIT	1,310	143,222
Park Hotels & Resorts, Inc. REIT	3,240	100,699
Regency Centers Corp. REIT	1,655	111,696
STORE Capital Corp. REIT	3,965	132,828

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	19

Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Shares	Fair Value
Real Estate Investment Trusts (2.8%) (continued)
Welltower, Inc. REIT	1,390	$107,864
		976,086
Retail (6.9%)
Altria Group, Inc.	3,975	228,284
Best Buy Co., Inc.	3,125	222,062
Booking Holdings, Inc. (a)	100	174,491
CVS Health Corp.	2,860	154,240
eBay, Inc.	5,730	212,812
Molson Coors Brewing Co., Class B	3,210	191,476
Philip Morris International, Inc.	2,460	217,439
PVH Corp.	1,550	189,023
Target Corp.	2,580	207,071
The Home Depot, Inc.	995	190,931
The TJX Cos., Inc.	4,100	218,161
Walgreens Boots Alliance, Inc.	3,010	190,443
		2,396,433
Semiconductors (2.2%)
Broadcom, Inc.	655	196,965
Intel Corp.	3,605	193,589
ON Semiconductor Corp. (a)	8,990	184,924
Skyworks Solutions, Inc.	2,195	181,044
		756,522
Software (1.6%)
Akamai Technologies, Inc. (a)	2,530	181,426
Electronic Arts, Inc. (a)	1,790	181,918
Oracle Corp.	3,600	193,356
		556,700
Telecommunications (2.4%)
AT&T, Inc.	6,005	188,317
Facebook, Inc., Class A (a)	1,265	210,863
Symantec Corp.	9,860	226,681
Verizon Communications, Inc.	3,230	190,990
		816,851
Transportation (2.0%)
CH Robinson Worldwide, Inc.	2,000	173,980
Cummins, Inc.	1,075	169,710
Kansas City Southern	1,660	192,527
United Rentals, Inc. (a)	1,470	167,948
		704,165
TOTAL COMMON STOCK (COST $19,733,071)		20,709,116

The accompanying notes to financial statements are an integral part of these financial statements.

20	www.cornercapfunds.com

Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Shares	Fair Value
EXCHANGE TRADED FUND (2.1%)
Invesco BulletShares 2020 High Yield Corporate Bond ETF	30,315	$729,985
TOTAL EXCHANGE TRADED FUND (COST $747,276)		729,985

	Principal Amount	Fair Value
GOVERNMENT BOND (4.4%)
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/2026	$388,052	419,840
U.S. Treasury Inflation Indexed Note, 1.38%, 01/15/2020	292,587	293,424
U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/2022	555,650	551,709
U.S. Treasury Inflation Indexed Note, 0.63%, 01/15/2024	270,036	272,371

TOTAL GOVERNMENT BOND (COST $1,533,518)		1,537,344

CORPORATE NON-CONVERTIBLE BONDS (31.1%)
Advertising (1.0%)
Omnicom Group, Inc., 4.45%, 08/15/2020	335,000	342,217

Auto Manufacturers (1.8%)
Ford Motor Co., 9.22%, 09/15/2021	275,000	308,154
General Motors Financial Co., Inc., 4.00%, 01/15/2025	325,000	319,022
		627,176
Banks (4.7%)
Bank of America Corp., MTN, 4.75%, 08/15/2020	250,000	256,278
JPMorgan Chase & Co., 6.30%, 04/23/2019	335,000	335,697
JPMorgan Chase & Co., 4.25%, 10/15/2020	400,000	409,283
JPMorgan Chase & Co., 3.88%, 09/10/2024	300,000	307,746
The Goldman Sachs Group, Inc., 5.75%, 01/24/2022	300,000	321,835
		1,630,839
Biotechnology (2.1%)
Biogen, Inc., 2.90%, 09/15/2020	365,000	364,905
Celgene Corp., 4.00%, 08/15/2023	360,000	373,374
		738,279
Diversified Financial Services (0.9%)
Fiserv, Inc., 4.75%, 06/15/2021	300,000	311,336

Electronics (2.5%)
Agilent Technologies, Inc., 5.00%, 07/15/2020	270,000	277,430
Arrow Electronics, Inc., 5.13%, 03/01/2021	310,000	320,236
Avnet, Inc., 4.88%, 12/01/2022	250,000	261,398
		859,064
Food (1.0%)
Ingredion, Inc., 3.20%, 10/01/2026	380,000	363,470

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	21

Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Principal Amount	Fair Value
Household Products (1.1%)
Whirlpool Corp., 4.00%, 03/01/2024	$375,000	$383,332

Insurance (3.4%)
Humana, Inc., 2.63%, 10/01/2019	400,000	399,476
Humana, Inc., 2.50%, 12/15/2020	395,000	392,047
The Travelers Cos., Inc., 5.90%, 06/02/2019	150,000	150,757
WR Berkley Corp., 5.38%, 09/15/2020	230,000	236,563
		1,178,843
Miscellaneous Manufacturing (1.2%)
General Electric Co., 4.65%, 10/17/2021	400,000	414,628

Oil & Gas (1.1%)
Valero Energy Partners LP, 4.38%, 12/15/2026	370,000	383,239

Pharmaceuticals (2.8%)
Cardinal Health, Inc., 3.20%, 03/15/2023	320,000	317,999
Express Scripts Holding Co., 3.90%, 02/15/2022	640,000	657,543
		975,542
Real Estate Investment Trusts (0.8%)
Weyerhaeuser Co., 7.13%, 07/15/2023	250,000	286,369

Retail (4.0%)
CVS Health Corp., 4.13%, 05/15/2021	300,000	306,687
CVS Health Corp., 2.13%, 06/01/2021	350,000	343,856
Foot Locker, Inc., 8.50%, 01/15/2022	385,000	423,500
Walgreen Co., 3.10%, 09/15/2022	305,000	307,095
		1,381,138
Software (0.9%)
CA, Inc., 5.38%, 12/01/2019	300,000	304,099

Telecommunications (0.8%)
eBay, Inc., 2.60%, 07/15/2022	300,000	295,932

Transportation (1.0%)
Southwest Airlines Co., 2.65%, 11/05/2020	370,000	369,462

TOTAL CORPORATE NON-CONVERTIBLE BONDS (COST $10,821,824)		10,844,965

The accompanying notes to financial statements are an integral part of these financial statements.

22	www.cornercapfunds.com

Schedule of Investments

CornerCap Balanced Fund	March 31, 2019

	Principal Amount	Fair Value
MUNICIPAL BONDS (0.4%)
Kansas (0.4%)
Johnson County Unified School District No. 232 de Soto GOB, 4.95%, 09/01/2019	$150,000	$151,436

TOTAL MUNICIPAL BONDS (COST $150,135)		151,436

	Shares	Fair Value
SHORT-TERM INVESTMENTS (2.3%)
Federated Treasury Obligations Money Market Fund, Institutional Shares, 2.31% (b)	792,769	792,769

TOTAL SHORT-TERM INVESTMENTS (COST $792,769)		792,769

INVESTMENTS, AT VALUE (COST $33,778,593)	99.7%	34,765,615

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.3%	101,494

NET ASSETS	100.0%	$34,867,109

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

Common Abbreviations:

ETF	Exchange Traded Fund
GOB	General Obligation Bond
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	23

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
COMMON STOCK (98.2%)
Auto Parts & Equipment (1.3%)
Dana, Inc.	34,400	$610,256
Modine Manufacturing Co. (a)	26,996	374,435
Wabash National Corp.	40,640	550,672
		1,535,363
Banks (16.6%)
Ameris Bancorp	13,685	470,080
Associated Banc-Corp.	23,170	494,679
Bridge Bancorp, Inc.	17,035	499,125
Bryn Mawr Bank Corp.	12,245	442,412
Camden National Corp.	5,422	226,206
Cathay General Bancorp	13,475	456,937
CIT Group, Inc.	11,455	549,496
ConnectOne Bancorp, Inc.	25,040	493,288
Enterprise Financial Services Corp.	12,650	515,741
Financial Institutions, Inc.	18,800	510,984
First Hawaiian, Inc.	19,140	498,597
First Midwest Bancorp, Inc.	25,240	516,410
FNB Corp.	41,915	444,299
Great Southern Bancorp, Inc.	9,240	479,556
Great Western Bancorp, Inc.	16,715	528,027
Hancock Whitney Corp.	10,795	436,118
Heritage Commerce Corp.	39,225	474,623
Home BancShares, Inc.	27,370	480,891
Horizon Bancorp	31,745	510,777
IBERIABANK Corp.	7,330	525,634
Independent Bank Corp.	23,780	511,270
LegacyTexas Financial Group, Inc.	13,300	497,287
Old Second Bancorp, Inc.	35,285	444,238
PacWest Bancorp	13,365	502,658
Pinnacle Financial Partners, Inc.	10,085	551,650
QCR Holdings, Inc.	14,570	494,214
Republic Bancorp, Inc., Class A	11,346	507,393
Sandy Spring Bancorp, Inc.	13,855	433,384
Simmons First National Corp., Class A	18,155	444,434
Southern National Bancorp of Virginia, Inc.	33,940	497,221
Sterling Bancorp, Inc.	41,835	424,207
Summit Financial Group, Inc.	21,760	576,858
Synovus Financial Corp.	14,545	499,766
TCF Financial Corp.	21,625	447,421
Texas Capital Bancshares, Inc. (a)	8,610	470,020
Umpqua Holdings Corp.	30,555	504,158
United Community Banks, Inc.	17,835	444,627
Univest Corp. of Pennsylvania	21,780	532,739

The accompanying notes to financial statements are an integral part of these financial statements.

24	www.cornercapfunds.com

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Banks (16.6%) (continued)
Valley National Bancorp	50,350	$482,353
Western Alliance Bancorp. (a)	11,685	479,552
Wintrust Financial Corp.	7,015	472,320
		19,771,650
Building Materials (2.9%)
Armstrong Flooring, Inc. (a)	35,135	477,836
BMC Stock Holdings, Inc. (a)	29,270	517,201
Boise Cascade Co.	16,885	451,843
Builders FirstSource, Inc. (a)	40,375	538,602
Continental Building Products, Inc. (a)	18,570	460,350
Global Brass & Copper Holdings, Inc.	16,995	585,308
Masonite International Corp. (a)	9,485	473,207
		3,504,347
Chemicals (2.7%)
Cabot Corp.	10,705	445,649
Huntsman Corp.	25,100	564,499
Kraton Corp. (a)	18,660	600,479
Minerals Technologies, Inc.	9,635	566,441
OMNOVA Solutions, Inc. (a)	69,707	489,343
PolyOne Corp.	17,225	504,865
		3,171,276
Coal Operations (1.1%)
Arch Coal, Inc., Class A	6,235	569,068
Hallador Energy Co.	67,310	354,051
SunCoke Energy, Inc. (a)	53,315	452,644
		1,375,763
Commercial Services (5.6%)
Emerald Expositions Events, Inc.	45,265	574,866
Heidrick & Struggles International, Inc.	14,455	554,060
HMS Holdings Corp. (a)	18,320	542,455
Korn/Ferry International	12,615	564,900
ManpowerGroup, Inc.	6,395	528,803
National Research Corp., Class A	11,442	441,661
Paylocity Holding Corp. (a)	7,075	631,019
Quanta Services, Inc.	15,160	572,138
The Hackett Group, Inc.	34,585	546,443
TrueBlue, Inc. (a)	22,935	542,183
UniFirst Corp.	3,680	564,880
Vectrus, Inc. (a)	21,830	580,460
		6,643,868

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	25

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Commerical Services (0.5%)
AMN Healthcare Services, Inc. (a)	11,600	$546,244

Computers (2.5%)
CommVault Systems, Inc. (a)	9,545	617,943
Insight Enterprises, Inc. (a)	11,104	611,386
Mitek Systems, Inc. (a)	46,385	567,753
Monotype Imaging Holdings, Inc.	30,170	600,081
Sykes Enterprises, Inc. (a)	19,380	548,067
		2,945,230
Distribution/Wholesale (2.7%)
Anixter International, Inc. (a)	8,155	457,577
Core-Mark Holding Co., Inc.	19,060	707,698
G-III Apparel Group, Ltd. (a)	12,875	514,485
ScanSource, Inc. (a)	14,770	529,061
SpartanNash Co.	34,115	541,405
WESCO International, Inc. (a)	9,560	506,776
		3,257,002
Diversified Financial Services (1.7%)
Artisan Partners Asset Management, Inc., Class A	15,825	398,315
Evercore, Inc., Class A	6,385	581,035
Moelis & Co., Class A	11,480	477,683
Victory Capital Holdings, Inc., Class A (a)	41,810	627,986
		2,085,019
Electric (2.2%)
Avista Corp.	12,095	491,299
Hawaiian Electric Industries, Inc.	12,080	492,502
NorthWestern Corp.	8,045	566,448
Portland General Electric Co.	10,755	557,539
Unitil Corp.	9,850	533,575
		2,641,363
Electrical Components & Equipment (3.2%)
Advanced Drainage Systems, Inc.	19,955	514,240
Atkore International Group, Inc. (a)	27,060	582,602
AVX Corp.	33,520	581,237
Jabil, Inc.	20,400	542,436
KEMET Corp.	26,380	447,669
Rambus, Inc. (a)	56,720	592,724
Vishay Precision Group, Inc. (a)	16,226	555,091
		3,815,999

The accompanying notes to financial statements are an integral part of these financial statements.

26	www.cornercapfunds.com

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Electronics (1.7%)
Control4 Corp. (a)	24,915	$421,811
Sanmina Corp. (a)	18,930	546,130
Tech Data Corp. (a)	5,460	559,159
Universal Electronics, Inc. (a)	15,103	561,076
		2,088,176
Energy (0.4%)
Generac Holdings, Inc. (a)	8,970	459,533

Engineering & Construction (0.4%)
Primoris Services Corp.	25,370	524,652

Food (0.3%)
Ingles Markets, Inc., Class A	14,595	403,114

Forest Products & Paper (0.9%)
Domtar Corp.	13,610	675,737
Verso Corp. (a)	20,760	444,679
		1,120,416
Hand & Machine Tools (0.9%)
Columbus McKinnon Corp.	16,105	553,207
Regal Beloit Corp.	7,035	575,955
		1,129,162
Healthcare Products (4.2%)
AngioDynamics, Inc. (a)	25,565	584,416
Genomic Health, Inc. (a)	7,460	522,573
Integer Holdings Corp. (a)	7,400	558,108
Lantheus Holdings, Inc. (a)	29,240	715,795
Natus Medical, Inc. (a)	19,530	495,672
NextGen Healthcare, Inc. (a)	32,110	540,411
OraSure Technologies, Inc. (a)	48,695	542,949
Orthofix Medical, Inc. (a)	9,920	559,587
Quidel Corp. (a)	7,875	515,576
		5,035,087
Healthcare Services (2.6%)
Addus HomeCare Corp. (a)	8,205	521,756
Amedisys, Inc. (a)	4,370	538,646
Charles River Laboratories International, Inc. (a)	4,400	639,100
MEDNAX, Inc. (a)	12,575	341,663

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	27

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Healthcare Services (2.6%) (continued)
Select Medical Holdings Corp. (a)	35,880	$505,549
The Ensign Group, Inc.	10,350	529,817
		3,076,531
Home Builders (0.5%)
MDC Holdings, Inc.	19,477	566,002

Home Furnishings (0.8%)
Hooker Furniture Corp.	16,650	480,019
La-Z-Boy, Inc.	16,040	529,160
		1,009,179
Hotels (0.5%)
Wyndham Destinations, Inc.	13,340	540,137

Household Products (0.4%)
ACCO Brands Corp.	53,355	456,719

Insurance (3.7%)
Employers Holdings, Inc.	9,805	393,278
Essent Group, Ltd. (a)	14,445	627,635
FBL Financial Group, Inc., Class A	4,430	277,850
FedNat Holding Co.	31,465	504,699
Heritage Insurance Holdings, Inc.	35,235	514,431
National General Holdings Corp.	21,565	511,737
Primerica, Inc.	4,505	550,286
Radian Group, Inc.	29,095	603,430
Universal Insurance Holdings, Inc.	13,140	407,340
		4,390,686
Machinery - Construction & Mining (0.4%)
Oshkosh Corp.	7,150	537,179

Machinery - Diversified (2.1%)
Gardner Denver Holdings, Inc. (a)	19,230	534,786
Kadant, Inc.	6,405	563,384
Kennametal, Inc.	14,140	519,645
Milacron Holdings Corp. (a)	37,650	426,198
SPX FLOW, Inc. (a)	13,670	436,073
		2,480,086
Media (1.4%)
Gray Television, Inc. (a)	24,165	516,164
Nexstar Media Group, Inc., Class A	5,600	606,872

The accompanying notes to financial statements are an integral part of these financial statements.

28	www.cornercapfunds.com

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Media (1.4%) (continued)
Sinclair Broadcast Group, Inc., Class A	13,660	$525,637
		1,648,673
Metal Fabricate & Hardware (0.9%)
AZZ, Inc.	12,555	513,876
The Timken Co.	13,615	593,886
		1,107,762
Miscellaneous Manufacturing (3.6%)
EnPro Industries, Inc.	8,020	516,889
Fabrinet (a)	10,090	528,312
Federal Signal Corp.	22,440	583,216
Greif, Inc., Class A	12,170	502,013
Rexnord Corp. (a)	22,345	561,753
Silgan Holdings, Inc.	18,735	555,118
TriMas Corp. (a)	16,235	490,784
Trinseo SA	11,460	519,138
		4,257,223
Office Furnishings (1.3%)
Herman Miller, Inc.	14,880	523,478
HNI Corp.	14,545	527,838
Knoll, Inc.	26,560	502,250
		1,553,566
Oil & Gas (5.9%)
Berry Petroleum Corp.	45,455	524,551
CVR Energy, Inc.	13,075	538,690
Delek U.S. Holdings, Inc.	15,885	578,532
Encana Corp.	63,030	456,337
Evolution Petroleum Corp.	80,700	544,725
Matrix Service Co. (a)	25,625	501,738
Murphy USA, Inc. (a)	6,955	595,487
National Fuel Gas Co.	10,340	630,326
PBF Energy, Inc., Class A	16,040	499,486
SilverBow Resources, Inc. (a)	20,300	466,900
Southwest Gas Holdings, Inc.	6,990	574,997
Spire, Inc.	7,135	587,139
WPX Energy, Inc. (a)	40,220	527,284
		7,026,192
Pharmaceuticals (1.1%)
ANI Pharmaceuticals, Inc. (a)	8,630	608,760
Pacira Pharmaceuticals, Inc. (a)	7,041	267,981
USANA Health Sciences, Inc. (a)	4,615	387,060
		1,263,801

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	29

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Real Estate Investment Trusts (8.6%)
Apple Hospitality REIT, Inc.	26,940	$439,122
Bluerock Residential Growth REIT, Inc.	16,402	176,814
Brandywine Realty Trust REIT	29,795	472,549
CareTrust REIT, Inc.	20,980	492,191
CoreCivic, Inc. REIT	19,025	370,036
EPR Properties REIT	5,960	458,324
Franklin Street Properties Corp. REIT	62,105	446,535
Getty Realty Corp. REIT	15,015	480,930
Gladstone Commercial Corp. REIT	21,965	456,213
Global Medical REIT, Inc.	43,200	424,224
Highwoods Properties, Inc. REIT	11,580	541,712
Hospitality Properties Trust REIT	16,145	424,775
InfraREIT, Inc. REIT	19,700	413,109
Lexington Realty Trust REIT	46,645	422,604
Monmouth Real Estate Investment Corp. REIT	30,535	402,451
Outfront Media, Inc. REIT	20,920	489,528
Preferred Apartment Communities, Inc., Class A REIT	31,240	462,977
RLJ Lodging Trust REIT	26,775	470,437
Senior Housing Properties Trust REIT	40,135	472,790
Spirit Realty Capital, Inc. REIT	12,620	501,393
STAG Industrial, Inc. REIT	17,850	529,252
UMH Properties, Inc. REIT	32,185	453,165
Urstadt Biddle Properties, Inc., Class A REIT	19,870	410,117
		10,211,248
Recreational Vehicles (0.9%)
Brunswick Corp.	10,200	513,366
Malibu Boats, Inc., Class A (a)	13,120	519,290
		1,032,656
Retail (2.3%)
Clarus Corp.	47,745	611,613
Helen of Troy, Ltd. (a)	5,010	580,960
Hudson, Ltd. (a)	38,790	533,362
Nu Skin Enterprises, Inc., Class A	9,435	451,559
World Fuel Services Corp.	18,195	525,654
		2,703,148
Savings & Loans (0.8%)
FS Bancorp, Inc.	9,955	502,529
Washington Federal, Inc.	17,180	496,330
		998,859
Semiconductors (1.0%)
Cypress Semiconductor Corp.	36,345	542,267
Diodes, Inc. (a)	15,580	540,626

The accompanying notes to financial statements are an integral part of these financial statements.

30	www.cornercapfunds.com

Schedule of Investments

CornerCap Small-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Semiconductors (1.0%) (continued)
Photronics, Inc. (a)	15,149	$143,158
		1,226,051
Software (2.7%)
ACI Worldwide, Inc. (a)	18,780	617,299
j2 Global, Inc.	6,145	532,157
Progress Software Corp.	16,265	721,678
SPS Commerce, Inc. (a)	8,100	859,086
Verint Systems, Inc. (a)	9,025	540,236
		3,270,456
Storage & Warehousing (0.4%)
Mobile Mini, Inc.	15,535	527,258

Telecommunications (1.8%)
Extreme Networks, Inc. (a)	70,600	528,794
TEGNA, Inc.	37,660	531,006
Telephone & Data Systems, Inc.	15,385	472,781
Zix Corp. (a)	82,225	565,708
		2,098,289
Transportation (2.2%)
Covenant Transportation Group, Inc., Class A (a)	22,215	421,640
General Finance Corp. (a)	54,245	506,106
Hub Group, Inc. (a)	13,175	538,199
Marten Transport, Ltd.	30,635	546,222
McGrath RentCorp	10,075	569,943
		2,582,110
Waste Management (0.5%)
Clean Harbors, Inc. (a)	7,965	569,736

TOTAL COMMON STOCK (COST $116,182,470)		117,186,811

INVESTMENTS, AT VALUE (COST $116,182,470)	98.2%	117,186,811

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	1.8%	2,204,015

NET ASSETS	100.0%	$119,390,826

(a)	Non-income producing security.

Common Abbreviations:

REIT	Real Estate Investment Trust

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	31

Schedule of Investments

CornerCap Large/Mid-Cap Value Fund	March 31, 2019

	Shares	Fair Value
COMMON STOCK (98.8%)
Aerospace & Defense (1.8%)
Northrop Grumman Corp.	1,165	$314,084
United Technologies Corp.	2,655	342,203
		656,287
Banks (8.6%)
Capital One Financial Corp.	3,945	322,267
Citigroup, Inc.	5,010	311,722
Citizens Financial Group, Inc.	9,770	317,525
Fifth Third Bancorp	11,455	288,895
Huntington Bancshares, Inc.	22,680	287,583
JPMorgan Chase & Co.	3,050	308,752
KeyCorp	19,060	300,195
Regions Financial Corp.	23,020	325,733
SunTrust Banks, Inc.	5,080	300,990
Wells Fargo & Co.	6,545	316,254
		3,079,916
Biotechnology (2.4%)
Alexion Pharmaceuticals, Inc. (a)	2,390	323,080
Amgen, Inc.	1,665	316,317
Biogen, Inc. (a)	1,005	237,562
		876,959
Building Materials (2.7%)
DR Horton, Inc.	8,055	333,316
Johnson Controls International PLC	9,080	335,415
PulteGroup, Inc.	11,020	308,119
		976,850
Chemicals (2.4%)
Celanese Corp., Class A	2,970	292,872
Eastman Chemical Co.	3,845	291,758
LyondellBasell Industries NV, Class A	3,485	293,019
		877,649
Computers (4.4%)
Cognizant Technology Solutions Corp., Class A	4,780	346,311
DXC Technology Co.	4,815	309,653
Fidelity National Information Services, Inc.	2,695	304,804
HP, Inc.	14,525	282,221
Leidos Holdings, Inc.	5,045	323,334
		1,566,323
Diversified Financial Services (6.2%)
Alliance Data Systems Corp.	1,755	307,090
Ameriprise Financial, Inc.	2,565	328,576
Bank of America Corp.	11,775	324,872

The accompanying notes to financial statements are an integral part of these financial statements.

32	www.cornercapfunds.com

Schedule of Investments

CornerCap Large/Mid-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Diversified Financial Services (6.2%) (continued)
E*TRADE Financial Corp.	6,315	$293,205
Invesco, Ltd.	16,460	317,843
Morgan Stanley	7,800	329,160
Synchrony Financial	10,305	328,730
		2,229,476
Electric (4.3%)
CenterPoint Energy, Inc.	10,765	330,485
Duke Energy Corp.	3,485	313,650
Evergy, Inc.	4,770	276,899
Exelon Corp.	6,040	302,785
Vistra Energy Corp.	12,450	324,074
		1,547,893
Entertainment (1.0%)
Royal Caribbean Cruises, Ltd.	3,030	347,299

Food (4.5%)
General Mills, Inc.	8,035	415,811
Kellogg Co.	4,730	271,408
The J.M. Smucker Co.	2,390	278,435
The Kroger Co.	12,795	314,757
Tyson Foods, Inc., Class A	5,075	352,357
		1,632,768
Forest Products & Paper (0.9%)
International Paper Co.	6,720	310,934

Healthcare Products (0.9%)
Medtronic PLC	3,530	321,512

Healthcare Services (2.5%)
Centene Corp. (a)	5,000	265,500
UnitedHealth Group, Inc.	1,190	294,239
Universal Health Services, Inc., Class B	2,400	321,048
		880,787
Insurance (6.3%)
Aflac, Inc.	7,010	350,500
Hartford Financial Services Group, Inc.	6,495	322,931
Lincoln National Corp.	5,295	310,817
Principal Financial Group, Inc.	6,120	307,163
Prudential Financial, Inc.	3,250	298,610
The Allstate Corp.	3,615	340,461
Unum Group	9,680	327,474
		2,257,956

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	33

Schedule of Investments

CornerCap Large/Mid-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Machinery - Construction & Mining (0.9%)
Caterpillar, Inc.	2,500	$338,725

Machinery - Diversified (1.0%)
Dover Corp.	3,855	361,599

Media (1.7%)
CBS Corp., Class B	6,670	317,025
Viacom, Inc., Class B	10,560	296,419
		613,444
Miscellaneous Manufacturing (3.2%)
Eaton Corp. PLC	4,090	329,491
Parker-Hannifin Corp.	1,865	320,071
Steel Dynamics, Inc.	6,615	233,311
WestRock Co.	7,305	280,147
		1,163,020
Oil & Gas (7.0%)
Chevron Corp.	2,845	350,447
Devon Energy Corp.	10,785	340,375
Exxon Mobil Corp.	3,763	304,050
Marathon Oil Corp.	19,015	317,741
Marathon Petroleum Corp.	4,205	251,669
Occidental Petroleum Corp.	4,750	314,450
Phillips 66	3,340	317,868
Valero Energy Corp.	3,680	312,174
		2,508,774
Pharmaceuticals (6.4%)
AbbVie, Inc.	3,905	314,704
Allergan PLC	2,360	345,527
Bristol-Myers Squibb Co.	6,375	304,151
Johnson & Johnson	2,315	323,614
McKesson Corp.	2,670	312,550
Merck & Co., Inc.	4,310	358,463
Pfizer, Inc.	7,615	323,409
		2,282,418
Real Estate Investment Trusts (4.9%)
American Campus Communities, Inc. REIT	4,220	200,788
Douglas Emmett, Inc. REIT	4,615	186,538
EPR Properties REIT	2,425	186,482
Highwoods Properties, Inc. REIT	4,045	189,225
Mid-America Apartment Communities, Inc. REIT	1,955	213,740
Park Hotels & Resorts, Inc. REIT	5,165	160,528
Regency Centers Corp. REIT	2,750	185,598
STORE Capital Corp. REIT	6,715	224,953

The accompanying notes to financial statements are an integral part of these financial statements.

34	www.cornercapfunds.com

Schedule of Investments

CornerCap Large/Mid-Cap Value Fund	March 31, 2019

	Shares	Fair Value
Real Estate Investment Trusts (4.9%) (continued)
Welltower, Inc. REIT	2,505	$194,388
		1,742,240
Retail (10.9%)
Altria Group, Inc.	5,705	327,638
Best Buy Co., Inc.	4,385	311,598
Booking Holdings, Inc. (a)	175	305,359
CVS Health Corp.	4,250	229,202
eBay, Inc.	11,920	442,709
Molson Coors Brewing Co., Class B	5,655	337,321
Philip Morris International, Inc.	4,085	361,073
PVH Corp.	3,025	368,899
Target Corp.	4,380	351,539
The Home Depot, Inc.	1,710	328,132
The TJX Cos., Inc.	5,710	303,829
Walgreens Boots Alliance, Inc.	4,155	262,887
		3,930,186
Semiconductors (3.6%)
Broadcom, Inc.	1,165	350,327
Intel Corp.	5,960	320,052
ON Semiconductor Corp. (a)	14,345	295,077
Skyworks Solutions, Inc.	3,805	313,836
		1,279,292
Software (2.9%)
Akamai Technologies, Inc. (a)	4,400	315,524
Electronic Arts, Inc. (a)	3,470	352,656
Oracle Corp.	6,790	364,691
		1,032,871
Telecommunications (3.8%)
AT&T, Inc.	10,935	342,921
Facebook, Inc., Class A (a)	2,220	370,052
Symantec Corp.	13,630	313,354
Verizon Communications, Inc.	5,715	337,928
		1,364,255
Transportation (3.6%)
CH Robinson Worldwide, Inc.	3,495	304,030
Cummins, Inc.	2,085	329,159
Kansas City Southern	3,005	348,520
United Rentals, Inc. (a)	2,655	303,334
		1,285,043
TOTAL COMMON STOCK (COST $34,304,021)		35,464,476

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	35

Schedule of Investments

CornerCap Large/Mid-Cap Value Fund	March 31, 2019

	Shares	Fair Value
SHORT-TERM INVESTMENTS (1.1%)
Federated Treasury Obligations Money Market Fund, Institutional Shares, 2.31% (b)	412,567	$412,567

TOTAL SHORT-TERM INVESTMENTS (COST $412,567)		412,567

INVESTMENTS, AT VALUE (COST $34,716,588)	99.9%	35,877,043

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.1%	30,138

NET ASSETS	100.0%	$35,907,181

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

Common Abbreviations:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes to financial statements are an integral part of these financial statements.

36	www.cornercapfunds.com

Statements of Assets and Liabilities

March 31, 2019

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
ASSETS:
Investments, at value (Cost $33,778,593, $116,182,470 and $34,716,588, respectively)	$34,765,615	$117,186,811	$35,877,043
Cash	991	1,902,654	1,797
Receivable for fund shares subscribed	271,792	9,180	10,860
Receivable for investments sold	–	2,508,997	–
Dividends and interest receivable	144,523	161,512	57,509
Total assets	35,182,921	121,769,154	35,947,209

LIABILITIES:
Payable for investment securities purchased	–	2,277,113	–
Payable for fund shares redeemed	293,232	2,222	17,408
Advisory fee payable	13,702	66,840	10,378
Other expenses	8,878	32,153	12,242
Total liabilities	315,812	2,378,328	40,028
Net assets	$34,867,109	$119,390,826	$35,907,181

PRICING OF INVESTOR SHARES (NOTE 2):
Net Assets	34,867,109	85,229,779	35,907,181
Shares Outstanding	2,533,437	6,494,732	2,919,089
Net asset value, offering and redemption price per share	$13.76	$13.12	$12.30

PRICING OF INSTITUTIONAL SHARES (NOTE 2):
Net Assets	$–	$34,161,047	$–
Shares Outstanding	–	2,598,017	–
Net asset value, offering and redemption price per share	$–	$13.15	$–

NET ASSETS CONSISTS OF:
Paid-in capital	$33,114,641	$123,158,535	$34,187,809
Distributable earnings (Accumulated Deficit)	1,752,468	(3,767,709)	1,719,372
Net assets	$34,867,109	$119,390,826	$35,907,181

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	37

Statements of Operations

For the Year Ended March 31, 2019

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $0, $177 and $0)	$576,812	$2,311,705	$849,268
Interest	371,152	–	–
Total investment income	947,964	2,311,705	849,268

EXPENSES:
Advisory fees	320,374	1,123,816	311,590
Operating expenses
Investor Shares	106,792	350,107	138,485
Institutional Shares	–	37,342	–
Total expenses	427,166	1,511,265	450,075
Less fees waived/reimbursed by investment adviser	(71,195)	–	(103,864)
Net expenses	355,971	1,511,265	346,211
Net investment income	591,993	800,440	503,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	860,933	3,852,366	1,047,370
Net change in unrealized depreciation on investments	(918,381)	(6,482,167)	(1,421,457)
Net loss on investments	(57,448)	(2,629,801)	(374,087)
Net increase (decrease) in net assets resulting from operations	$534,545	$(1,829,361)	$128,970

The accompanying notes to financial statements are an integral part of these financial statements.

38	www.cornercapfunds.com

Statements of Changes in Net Assets

	CornerCap Balanced Fund			CornerCap Small-Cap Value Fund			CornerCap Large/Mid-Cap Value Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018		For the Year Ended March 31, 2019	For the Year Ended March 31, 2018		For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
OPERATIONS:
Net investment income	$591,993	$478,056		$800,440	$509,845		$503,057	$287,582
Net realized gain on investments	860,933	1,966,801		3,852,366	10,351,413		1,047,370	2,429,209
Net change in unrealized appreciation (depreciation) of investments	(918,381)	(78,442)		(6,482,167)	(4,412,405)		(1,421,457)	440,032
Net increase (decrease) in net assets resulting from operations	534,545	2,366,415		(1,829,361)	6,448,853		128,970	3,156,823

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(1,782,575)	(1,853,763	)*	(9,987,827)	(11,137,541	)*	(2,069,311)	(2,078,414	)*
Institutional Shares	–	–		(3,929,405)	(4,670,247	)**	–	–
Total distributions	(1,782,575)	(1,853,763)		(13,917,232)	(15,807,788)		(2,069,311)	(2,078,414)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) from capital share transactions (see Note 3)	(1,615,201)	6,625,365		12,558,930	25,957,718		6,300,504	5,396,772
Redemption fees	139	–		1,544	523		373	583
Net increase (decrease) from capital share transactions	(1,615,062)	6,625,365		12,560,474	25,958,241		6,300,877	5,397,355
Total increase (decrease) in net assets	(2,863,092)	7,138,017		(3,186,119)	16,599,306		4,360,536	6,475,764

NET ASSETS:
Beginning of year	37,730,201	30,592,184		122,576,945	105,977,639		31,546,645	25,070,881
End of year	$34,867,109	$37,730,201	***	$119,390,826	$122,576,945	***	$35,907,181	$31,546,645	***

*	Distributions were the result of net investment income of $433,891, $66,439 and $228,684 and net realized gains of $1,419,872, 11,071,102 and $1,849,730 for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund, respectively, for the year ending March 31, 2018.
**	Distributions were the result of net investment income and net realized gain of $126,339 and $4,543,908, respectively, for the year ending March 31, 2018.
***	Includes undistributed net investment income of $380,936, $178,361 and $83,829 at March 31, 2018 for the CornerCap Balanced Fund, CornerCap Small-Cap Cap Value Fund and CornerCap Large/Mid-Cap Value Fund, respectively. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	39

Financial Highlights

CornerCap Balanced Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.32	$14.08	$12.70	$14.62	$15.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.20	0.20	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.06)	0.82	1.38	(0.75)	0.59
Total Income/(Loss) from Investment Operations	0.17	1.02	1.58	(0.53)	0.81

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.23)	(0.18)	(0.20)	(0.09)	(0.23)
Distributions from net realized gain on investments	(0.50)	(0.60)	–	(1.30)	(1.47)
Total Dividends and Distributions to Shareholders	(0.73)	(0.78)	(0.20)	(1.39)	(1.70)
Paid-in Capital from Redemption Fees(a)	0.00 (b)	0.00	0.00 (b)	0.00	0.00
Net asset value, end of year	$13.76	$14.32	$14.08	$12.70	$14.62
Total Return	1.54%	7.16%	12.46%	(3.32)%	5.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$34,867	$37,730	$30,592	$25,615	$26,857

RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.66%	1.38%	1.53%	1.61%	1.45%
Net expenses	1.00%	1.00%	1.00%	1.10%	1.10%
Gross expenses (c)	1.20%	1.20%	1.20%	1.27%	1.30%
Portfolio turnover rate	53%	64%	60%	70%	87%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

The accompanying notes to financial statements are an integral part of these financial statements.

40	www.cornercapfunds.com

Financial Highlights

CornerCap Small-Cap Value Fund - Investor Shares

Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016		Year Ended March 31, 2015
INVESTOR SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$15.27	$16.68	$14.00	$15.55		$16.25
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.06	0.04	0.05		0.03
Net realized and unrealized gain (loss) on investments	(0.38)	0.90	3.38	(0.60)		1.21
Total Income/(Loss) from Investment Operations	(0.30)	0.96	3.42	(0.55)		1.24

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.04)	(0.01)	(0.03)	(0.04)		(0.02)
Distributions from net realized gain on investments	(1.81)	(2.36)	(0.71)	(0.96)		(1.92)
Total Dividends and Distributions to Shareholders	(1.85)	(2.37)	(0.74)	(1.00)		(1.94)
Paid-in Capital from Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00
Net asset value, end of year	$13.12	$15.27	$16.68	$14.00		$15.55
Total Return	(0.99)%	5.64%	24.40%	(3.29)%		8.21%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$85,230	$84,789	$77,455	$76,053		$85,177

RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.55%	0.36%	0.26%	0.38%		0.17%
Net expenses	1.30%	1.30%	1.30%	1.30%		1.30%
Gross expenses	1.30%	1.30%	1.30%	1.45	%(c)	1.50	%(c)
Portfolio turnover rate	147%	117%	129%	144%		112%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	41

Financial Highlights

CornerCap Small-Cap Value Fund - Institutional Shares

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	December 29, 2015 (a) Through March 31, 2016
INSTITUTIONAL SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.30	$16.70	$14.02	$14.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.11	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.39)	0.91	3.38	(0.05)
Total Income/(Loss) from Investment Operations	(0.26)	1.02	3.47	(0.01)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.08)	(0.06)	(0.08)	–
Distributions from net realized gain on investments	(1.81)	(2.36)	(0.71)	–
Total Dividends and Distributions to Shareholders	(1.89)	(2.42)	(0.79)	–
Paid-in Capital from Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.00
Net asset value, end of period	$13.15	$15.30	$16.70	$14.02
Total Return	(0.68)%	5.96%	24.74%	(0.07	)%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$34,161	$37,788	$28,523	$21,049

RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.84%	0.67%	0.57%	1.33	%(e)
Net expenses	1.00%	1.00%	1.00%	1.00	%(e)
Gross expenses	1.00%	1.00%	1.00%	1.00	%(e)
Portfolio turnover rate	147%	117%	129%	144	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each year.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes to financial statements are an integral part of these financial statements.

42	www.cornercapfunds.com

Financial Highlights

CornerCap Large/Mid-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.10	$12.56	$10.80	$13.75	$13.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.13	0.13	0.13	0.15
Net realized and unrealized gain (loss) on investments	(0.21)	1.39	1.73	(1.07)	0.91
Total Income/(Loss) from Investment Operations	(0.02)	1.52	1.86	(0.94)	1.06

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.15)	(0.10)	(0.10)	(0.11)	(0.14)
Distributions from net realized gain on investments	(0.63)	(0.88)	–	(1.90)	(1.04)
Total Dividends and Distributions to Shareholders	(0.78)	(0.98)	(0.10)	(2.01)	(1.18)
Paid-in Capital from Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$12.30	$13.10	$12.56	$10.80	$13.75
Total Return	0.32%	12.04%	17.31%	(6.29)%	7.46%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$35,907	$31,547	$25,071	$13,170	$11,613

RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.45%	1.02%	1.14%	1.07%	1.03%
Net expenses	1.00%	1.00%	1.00%	1.20%	1.20%
Gross expenses (c)	1.30%	1.30%	1.30%	1.44%	1.50%
Portfolio turnover rate	81%	89%	82%	97%	125%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

The accompanying notes to financial statements are an integral part of these financial statements.

Annual Report | March 31, 2019	43

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

The CornerCap Group of Funds was organized on January 6, 1986 as a Massachusetts Business Trust (the “Trust”) and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust currently consists of the following three series (each, a “Fund” and, together, the “Funds”): CornerCap Balanced Fund, CornerCap Large/Mid-Cap Value Fund and CornerCap Small-Cap Value Fund. CornerCap Balanced Fund and CornerCap Large/Mid-Cap Value Fund currently offer Investor Shares and CornerCap Small-Cap Value Fund currently offers Investor Shares and Institutional Shares.

The investment objective of the CornerCap Balanced Fund is long-term capital appreciation and current income. CornerCap Small-Cap Value Fund’s investment objective is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities, whereas the CornerCap Large/Mid-Cap Value Fund’s investment objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Accounting Estimates – In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, exchange traded funds (ETFs), and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price or official close as of 4:00 p.m. Eastern time or, in the absence of recorded sales, at the closing bid price on such exchanges or such system. Based on obtaining active market quotes, common stocks and exchange traded funds are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, certificates of deposit and U.S. Government and Agency obligations are classified as Level 2 of the fair value hierarchy, and are priced based upon valuations provided by a recognized independent, third party pricing agent. Third-party pricing agents value these securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations. Unlisted securities that are not included on such exchanges or systems are valued at the quoted bid prices on the over-the counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the fair value hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under procedures established

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Notes to Financial Statements

March 31, 2019

by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

Security Transactions, Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

REITs – Each Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in each Fund’s annual distributions to shareholders and, accordingly, a portion of each Fund’s distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax. Any reclassifications are treated as permanent book to tax differences and are reclassified within the components of net assets on the Statement of Assets and Liabilities, rather than reclassifying such amounts on the Statements of Operations.

Federal Income Taxes – For Federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies (“RICs”) under the provisions of Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended, by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including any excess realized gain which has not been offset by capital loss carryforwards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made. As of and during the year ended March 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective Funds in an equitable manner.

Annual Report | March 31, 2019	45

Notes to Financial Statements

March 31, 2019

CornerCap Small-Cap Value Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including each Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of investments based on the inputs used to value the Funds’ investments as of March 31, 2019:

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Notes to Financial Statements

March 31, 2019

CornerCap Balanced Fund:

	Valuation Inputs
Investments at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$20,709,116	$–	$–	$20,709,116
Exchange Traded Fund	729,985	–	–	729,985
Government Bond	–	1,537,344	–	1,537,344
Corporate Non-Convertible Bonds	–	10,844,965	–	10,844,965
Municipal Bonds	–	151,436	–	151,436
Short-Term Investments	792,769	–	–	792,769
Total	$22,231,870	$12,533,745	$–	$34,765,615

CornerCap Small-Cap Value Fund:

	Valuation Inputs
Investments at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$117,186,811	$–	$–	$117,186,811
Total	$117,186,811	$–	$–	$117,186,811

CornerCap Large/Mid-Cap Value Fund:

	Valuation Inputs
Investments at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$35,464,476	$–	$–	$35,464,476
Short-Term Investments	412,567	–	–	412,567
Total	$35,877,043	$–	$–	$35,877,043

*	See Schedule of Investments for industry classification

For the year ended March 31, 2019, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value of any investments. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the year.

3. SHARES OF BENEFICIAL INTEREST

On March 31, 2019, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee, calculated as a percentage of the amount redeemed, on redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund. The redemption fees charged during the period are disclosed on the Statements of Changes in Net Assets.

Transactions in shares of beneficial interest were as follows:

Annual Report | March 31, 2019	47

Notes to Financial Statements

March 31, 2019

CornerCap Balanced Fund:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	346,875	$4,839,377	547,300	$7,872,858
Shares Issued in Reinvestment of Dividends	137,076	1,781,994	126,489	1,853,057
Total	483,951	6,621,371	673,789	9,725,915
Less Shares Redeemed	(584,672)	(8,236,572)	(213,094)	(3,100,550)
Net increase (decrease)	(100,721)	$(1,615,201)	460,695	$6,625,365

CornerCap Small-Cap Value Fund:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold
Investor Shares	1,281,384	$18,341,239	1,023,656	$16,458,018
Institutional Shares	447,531	6,373,047	578,260	9,377,080
Shares Issued in Reinvestment of Dividends
Investor Shares	818,646	9,987,009	722,570	11,136,457
Institutional Shares	307,887	3,767,781	288,175	4,460,754
Total	2,855,448	38,469,076	2,612,661	41,432,309
Less Shares Redeemed
Investor Shares	(1,156,704)	(16,665,251)	(839,621)	(13,668,668)
Institutional Shares	(626,822)	(9,244,895)	(105,466)	(1,805,923)
Net increase	1,071,922	$12,558,930	1,667,574	$25,957,718

CornerCap Large/Mid-Cap Value Fund:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	826,236	$10,593,881	654,843	$8,722,040
Shares Issued in Reinvestment of Dividends	181,685	2,069,311	155,355	2,078,414
Total	1,007,921	12,663,192	810,198	10,800,454
Less Shares Redeemed	(496,523)	(6,362,688)	(399,330)	(5,403,682)
Net increase	511,398	$6,300,504	410,868	$5,396,772

4. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

The tax character of distributions paid for the years ended March 31, 2019 and March 31, 2018 were as follows:

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Notes to Financial Statements

March 31, 2019

	CornerCap Balanced Fund
Distributions Paid From:	2019	2018
Ordinary Income	$850,014	$1,136,509
Long-term capital gains	932,561	717,254
Total	$1,782,575	$1,853,763

	CornerCap Small-Cap Value Fund
Distributions Paid From:	2019	2018
Ordinary Income	$5,822,961	$8,724,533
Long-term capital gains	8,094,271	7,083,255
Total	$13,917,232	$15,807,788

	CornerCap Large/Mid-Cap Value Fund
Distributions Paid From:	2019	2018
Ordinary Income	$1,056,093	$1,535,980
Long-term capital gains	1,013,218	542,434
Total	$2,069,311	$2,078,414

Equalization debits not included in the distribution for the CornerCap Small-Cap Value Fund were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2019	$–	$195,240	$195,240

For the year ended March 31, 2019, each Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as a result of equalization.

	Distributable Earnings	Paid-in-Capital
CornerCap Small-Cap Value Fund	$(195,240)	$195,240

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Undistributed ordinary income	$368,612	$–	$161,455
Undistributed long-term gain	376,827	–	418,969
Capital and other losses	–	(4,851,568)	–
Net unrealized appreciation on investments	1,007,029	1,083,859	1,138,948
Total	$1,752,468	$(3,767,709)	$1,719,372

Annual Report | March 31, 2019	49

Notes to Financial Statements

March 31, 2019

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, real estate investment trust investments and return of capital on equity securities.

As of March 31, 2019, the Funds had no capital loss carryforwards to reduce the Fund’s taxable income arising from future net realized gains on investments.

For tax purposes, the current year post-October loss deferral was $4,851,568 (realized during the period November 1, 2018 through March 31, 2019) for CornerCap Small-Cap Value Fund. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2019.

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities as of March 31, 2019, were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,133,312	$9,843,138	$2,987,999
Gross unrealized depreciation (excess of tax cost over value)	(1,126,283)	(8,759,279)	(1,849,051)
Net unrealized appreciation	$1,007,029	$1,083,859	$1,138,948
Cost of investments for income tax purposes	$33,758,586	$116,102,952	$34,738,095

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with CornerCap Investment Counsel (the “Adviser”), pursuant to which the Adviser receives an Advisory Fee from the Fund, computed daily and payable monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. Under the terms of each Advisory Agreement, the Adviser manages the Fund’s investments subject to the approval of the Board of Trustees. The amount of expenses paid to the Adviser are reflected in the Statements of Operations and the amount of current liabilities are reflected in the Statements of Assets and Liabilities.

In addition, each Fund and the Adviser have entered into an Operating Services Agreement whereby the Adviser receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of 0.30%, 0.40%, 0.10% and 0.40% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund – Investor Shares, CornerCap Small-Cap Value Fund – Institutional Shares and CornerCap Large/Mid-Cap Value Fund, respectively. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statements of Operations and the amount of current liabilities are reflected in the Statements of Assets and Liabilities.

The Adviser has contractually agreed to waive fees and reimburse each of the Funds so as to limit each Fund’s “Total Annual Fund Operating Expenses” (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) as reflected in the following table:

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Notes to Financial Statements

March 31, 2019

Fund	Total Annual Fund Operating Expense Limitation
CornerCap Balanced Fund	1.00%
CornerCap Small-Cap Value Fund – Investor Shares	1.30%
CornerCap Large/Mid-Cap Value Fund	1.00%

The contractual agreements cannot be terminated prior to August 1, 2019, without the Board of Trustees’ approval. For the year ended March 31, 2019 the Adviser waived fees and reimbursed expenses for the CornerCap Balanced Fund and CornerCap Large/Mid-Cap Value Fund of $71,195 and $103,864, respectively. These fees are not subject to recoupment by the Adviser.

B. The Funds and the Adviser have entered into the following agreements whereby the Adviser pays any associated fees from the Operating Services Fees it receives from the Funds to Fund operational service providers pursuant to the following agreements:

1) Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides fund accounting, fund administration services and transfer agency services to each Fund. Pursuant to an Atlantic services agreement, the Adviser pays Atlantic customary fees for its services from the Operating Services Fee it receives from the Funds. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services;

2) Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic or their affiliates.

In addition, the Adviser pays all other operating expenses of each Fund, as outlined in the Operating Services Agreement.

Certain trustees and officers of the Funds are also directors and officers of the Adviser.

6. PURCHASES AND SALES OF SECURITIES

Investment transactions for the year ended March 31, 2019, excluding U.S. Government and Agency securities and shortterm investments, were as follows:

	Purchases	Sales
CornerCap Balanced Fund	$18,476,636	$20,148,085
CornerCap Small-Cap Value Fund	178,553,415	177,604,695
CornerCap Large/Mid-Cap Value Fund	32,409,756	27,293,089

Annual Report | March 31, 2019	51

Notes to Financial Statements

March 31, 2019

Investment transactions in U.S. Government and Agency securities for the year ended March 31, 2019, were as follows:

	Purchases	Sales
CornerCap Balanced Fund	$–	$416,148

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2019, Charles Schwab & Co. held approximately 59.74%, 75.15% and 69.99% of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds’ financial statements for the year ended March 31, 2019.

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Notes to Financial Statements

March 31, 2019

10. SUBSEQUENT EVENTS

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Funds have had no such events.

Annual Report | March 31, 2019	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

CornerCap Group of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CornerCap Group of Funds, comprising CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (the “Funds”), as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 23, 2019

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Additional Information

March 31, 2019 (Unaudited)

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

No interested Trustee, officer, or employee of the Funds receives any compensation from the Funds or Adviser for serving as an officer or Trustee of the Funds. Each Independent Trustee receives $5,000 for each Trustees meeting attended in-person and $3,000 for each Trustees meeting attended by telephone. Members of the Audit Committee are paid $1,500 per Audit Committee meeting, and the Audit Committee Chairman is paid $3,000 per Audit Committee meeting. The Audit Committee will normally meet twice a year. Independent Trustee and Audit Committee compensation is paid by the Adviser.

4. TAX DESIGNATIONS

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Dividends Received Deduction	39.54%	34.03%	64.31%
Qualified Dividend Income	42.80%	33.55%	68.34%
Qualified Interest Income	33.77%	0.00%	0.00%
Short Term Dividends Exempt from U.S. tax	33.47%	89.78%	60.81%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund designated $932,561, $8,289,511 and $1,013,218, as long-term capital gain dividends, respectively.

Annual Report | March 31, 2019	55

Additional Information

March 31, 2019 (Unaudited)

5. TRUSTEES AND OFFICERS

The business affairs of the Funds are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds’ Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

INTERESTED TRUSTEES
Name, Address and Year of Birth	Position with the Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/Directorships by Trustee
Thomas E. Quinn The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1945	Trustee, Chairman of the Board, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel; Vice-Chairman, Church Investment Group (non-profit) (2013-present).	None

INDEPENDENT TRUSTEES
Name, Address* and Year of Birth	Position with the Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/Directorships by Trustee
Richard L. Boger Born: 1946	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. (a financial services and software consulting company), (1991-present); Managing Trustee, Boger-Owen FNDN (2012-present); Business Manager, Owen Holdings, LLLP (2003-2013); Heathland Holdings, LLP; and General Partner, Shawnee Meadow Holdings, LLLP (real estate and related companies) (2004-present).	Director, Gray Television, Inc. (1991-present).
Laurin M. McSwain Born: 1951	Trustee since 1994	3	Attorney, Lefkoff, Duncan, Grimes, McSwain & Hass, (2003-present).	None
Leslie W. Gates Born: 1955	Trustee since 2006	3	Retired, 2005. Partner, Williams Benator & Libby, LLP (CPA firm) (1989-2004).	None

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Additional Information

March 31, 2019 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* and Year of Birth	Position with the Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/Directorships by Trustee
G. Harry Durity Born: 1946	Trustee 1992-2004, since 2010	3	Senior Advisor, Consultant, New Mountain Capital, LLC (asset management company) (2005-present); Director, Overland Solutions, Inc. (audit services) (2009-2014); Director, Alexander Mann Solutions (Private company) (2014-present).	Former Director, National Medical Health Card; Former Director, WebSite Pros, Inc.
*	All Independent Trustees can be contacted via the Funds at:

P.O. Box 588, Portland, ME 04112.

OFFICERS
Name, Address and Year of Birth	Position with the Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/Directorships by Trustee
Richard T. Bean The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1962	Vice President of the Funds since 1996	N/A	Vice President of the Funds and Portfolio Manager, CornerCap Investment Counsel.	N/A
John A. Hackney The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1966	Chief Compliance Officer since 2004 and Secretary of the Funds since 1999	N/A	Chief Compliance Officer, CornerCap Investment Counsel.	Chief Compliance Officer, Church Investment Group (non-profit)
Gene A. Hoots The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1939	Vice President of the Funds since 1992	N/A	Vice President of the Funds and Chairman Emeritus of CornerCap Investment Counsel.	N/A

Annual Report | March 31, 2019	57

CORNERCAP®
GROUP OF FUNDS

www.cornercapfunds.com

888-813-8637

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of their management and other information.

232-ANR-0319

ITEM 2. CODE OF ETHICS.
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 13(a)(1) of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were  $28,000 in 2018 and $28,750 in 2019.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2019.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2018 and $6,300 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

(e) (1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2018 and $0 in 2019. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Note applicable.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibits filed herewith).

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant CornerCap Group of Funds

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
President

Date:	May 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
President (Principal Executive Officer) and Treasurer (Principal Financial Officer)

Date:	May 23, 2019